                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549





                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  September 17, 1997

                       PACIFIC COAST APPAREL COMPANY, INC.
--------------------------------------------------------------------------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         California                 0-28760                   95-4536683
 ------------------------  ---------------------------  ------------------------
      (STATE OR OTHER       (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER
      JURISDICTION OF                                    IDENTIFICATION NUMBER)
     INCORPORATION OR
       ORGANIZATION)

      1620 S. Los Angeles Street
       Los Angeles, California                               90015
  ---------------------------------                  ----------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)



                                 (213) 748-9724

--------------------------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On September 17, 1997, as previously reported, the registrant acquired the business and assets of Cotton Stuff, Inc., a designer and manufacturer of casual sportswear.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired

              Independent Auditor's Report                                 F-1
              Balance Sheet, December 31, 1996                             F-2
              Statement of Operations and Retained Earnings,
              Years Ended December 31, 1996 and 1995                       F-3
              Statement of Cash Flows, Years Ended
              December 31, 1996 and 1995                                   F-4
              Notes to Financial Statements, December 31,
              1996 and 1995                                                F-5

              Unaudited Financial Statements:
               Balance Sheet, June 30, 1997                                F-6
               Statement of Income and Retained Earnings,
               Six Months Ended June 30, 1997 and 1996                     F-7
               Statement of Cash Flows, Six Months Ended June 30, 1997
               and 1996                                                    F-8
               Notes to Unaudited Financial Statements                     F-9

     (b)  Unaudited Pro Forma Financial Statements

               Preface to Unaudited Pro Forma Combined
               Financial Statements                                        P-1
               Balance Sheet, June 30, 1997                                P-2
               Statement of Operations, Six Months
               Ended June 30, 1997 and year Ended December 31, 1996        P-3
               Notes to Pro Forma Financial Statements                     P-4

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PACIFIC COAST APPAREL COMPANY, INC.



Date:  December 1, 1997              By:  /s/  Terrence L. McGovern
                                          ------------------------------------
                                          Terrence L. McGovern
                                          Chief Executive Officer

                                  COTTON STUFF, INC.

                                  DECEMBER 31, 1996






                                      I N D E X



                                                                        PAGE NO.
                                                                        --------


INDEPENDENT AUDITOR'S REPORT . . . . . . . . . . . . . . . . . . . .    F - 1

FINANCIAL STATEMENTS

    Balance Sheet. . . . . . . . . . . . . . . . . . . . . . . . . .    F - 2

    Statement of Operations and Retained Earnings. . . . . . . . . .    F - 3

    Statement of Cash Flows. . . . . . . . . . . . . . . . . . . . .    F - 4

    Statement of Cash Flows - Supplemental Information . . . . . . .    F - 4

    Notes to Financial Statements. . . . . . . . . . . . . . . . . .    F - 5

                                     [Letterhead]



                             INDEPENDENT AUDITOR'S REPORT


To the Stockholders
Cotton Stuff, Inc.



We have audited the accompanying balance sheet of Cotton Stuff, Inc. as of December 31, 1996 and the related statements of operations and retained earnings and cash flows for the years ended December 31, 1996 and 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cotton Stuff, Inc. as of December 31, 1996 and the results of its operations and its cash flows for the years ended December 31, 1996 and 1995 in conformity with generally accepted accounting principles.







November 24, 1997
Los Angeles, California

                                  COTTON STUFF, INC.
                                    BALANCE SHEET

                                  DECEMBER 31, 1996




                     ASSETS


CURRENT ASSETS
   Cash                                                           $    15,657
   Due from factor, less unused customer
       credits (Note 2)                                               388,080
   Accounts receivable, less allowance for
       doubtful accounts of $3,000 (Note 2)                             5,075
   Inventories (Notes 1 and 3)                                        425,677
   Other receivables                                                   24,592
   Advances to stockholders (Note 5)                                   41,000
   Prepaid and recoverable income taxes                                   800
   Prepaid expenses and other current assets                           61,513
                                                                  -----------

               Total Current Assets                                   962,394

PROPERTY AND EQUIPMENT, at cost, less accumulated
   depreciation (Notes 1, 4 and 9)                                     88,647

DEPOSITS                                                               28,404
                                                                  -----------

                                                                  $ 1,079,445
                                                                  -----------
                                                                  -----------
        LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Current maturities of long-term debt (Note 9)                  $     9,544
   Accounts payable                                                   143,903
   Accrued expenses and sundry liabilities (Note 10)                  121,514
   Due to related party (Note 8)                                       53,055
                                                                  -----------

               Total Current Liabilities                              328,016

LONG-TERM DEBT (Note 9)                                                19,253

NOTE PAYABLE, RELATED PARTY (Note 6)                                  384,778

NOTES PAYABLE, STOCKHOLDERS (Note 7)                                  200,000

COMMITMENTS AND CONTINGENCY (Note 11)

STOCKHOLDERS' EQUITY
   Common stock, no par value
       Authorized, 100,000 shares
       Issued and outstanding, 66,000 shares                          100,000
   Retained earnings                                                   47,398
                                                                  -----------

                                                                      147,398
                                                                  -----------

                                                                  $ 1,079,445
                                                                  -----------
                                                                  -----------


                    See accompanying independent auditor's report
                          and notes to financial statements

                                  COTTON STUFF, INC.
                    STATEMENT OF OPERATIONS AND RETAINED EARNINGS





                                                     Year Ended December 31,
                                                    -------------------------
                                                        1996           1995
                                                    -----------   -----------

NET SALES (Notes 1 and 12)                          $ 5,185,744   $ 7,612,131

COST OF GOODS SOLD                                    3,134,936     5,076,640
                                                    -----------   -----------

GROSS PROFIT                                          2,050,808     2,535,491

OPERATING EXPENSES
   Selling, shipping and general
       and administrative                             1,953,383     2,422,592
   Interest (Notes 6 and 7)                             135,136       189,113
                                                    -----------   -----------

            Total Operating Expenses                  2,088,519     2,611,705
                                                    -----------   -----------

LOSS FROM OPERATIONS                                    (37,711)      (76,214)

OTHER EXPENSE (Note 14)                                     -         (92,443)
                                                    -----------   -----------

LOSS BEFORE INCOME TAXES                                (37,711)     (168,657)

(PROVISION) CREDIT FOR INCOME TAXES
   (Notes 1 and 13)                                        (711)       14,600
                                                    -----------   -----------

NET LOSS                                                (38,422)     (154,057)

RETAINED EARNINGS, beginning                            181,970       336,027

DISTRIBUTIONS                                            96,150           -
                                                    -----------   -----------

RETAINED EARNINGS, ending                           $    47,398   $   181,970
                                                    -----------   -----------
                                                    -----------   -----------

NET LOSS PER SHARE                                  $      (.58)  $    ( 2.33)

WEIGHTED AVERAGE NUMBER OF SHARES
   OUTSTANDING                                           66,000        66,000





                    See accompanying independent auditor's report
                          and notes to financial statements

                                  COTTON STUFF, INC.
                               STATEMENT OF CASH FLOWS

                             INCREASE (DECREASE) IN CASH



                                                       Year Ended December 31,
                                                      ------------------------
                                                          1996        1995
                                                      -----------  -----------

CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                           $   (38,422) $  (154,057)
                                                      -----------  -----------
   Adjustments to reconcile net loss to net
      cash provided by operating activities:
      Depreciation                                         28,866       25,979
      Changes in assets and liabilities
           Increase in due from factor                   (355,538)    (403,263)
           Decrease in accounts receivable                 24,135        4,980
           Decrease in inventories                        514,518      424,388
           Decrease (increase) in other receivables        21,509      (18,633)
           Decrease (increase) in prepaid expenses
             and other current assets                      33,550      (86,877)
           Decrease (increase) in prepaid and
             recoverable income taxes                       6,400       (7,200)
           Decrease in due from affiliate                     -         64,160
           Decrease (increase) in deposits                  6,366       (6,366)
          (Decrease) increase in accounts payable        (151,407)     295,310
           Increase (decrease) in accrued expenses
             and sundry liabilities                         4,768      (47,842)
                                                      -----------  -----------

             Total Adjustments                            133,167      244,636
                                                      -----------  -----------

             Net Cash Provided by Operating
               Activities                                  94,745       90,579

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                      (6,499)     (25,468)

CASH FLOWS FROM FINANCING ACTIVITIES
   (Decrease) increase in due to stockholders             (28,244)      28,244
    Payments on long-term debt                             (8,611)     (41,449)
    Increase in due to related party                       53,055          -
    Distributions to stockholders                         (96,150)         -
    Decrease in outstanding checks payable                    -         (3,545)
    Increase in advances to stockholders                      -        (41,000)
                                                      -----------  -----------

             Net Cash Used by Financing
               Activities                                 (79,950)     (57,750)
                                                      -----------  -----------

NET INCREASE IN CASH                                        8,296        7,361

CASH, beginning                                             7,361          -
                                                      -----------  -----------

CASH, ending                                          $    15,657  $     7,361
                                                      -----------  -----------
                                                      -----------  -----------



                    See accompanying independent auditor's report
                          and notes to financial statements

                                 F-4 (Page 1 of 2)

                                  COTTON STUFF, INC.
                  STATEMENT OF CASH FLOWS - SUPPLEMENTAL INFORMATION





                                                      Year Ended December 31,
                                                     -------------------------
                                                         1996           1995
                                                     -----------    ----------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
   Cash paid during the years for:
      Interest                                       $  105,136    $  219,113
      Income taxes                                          -         114,115












                    See accompanying independent auditor's report
                          and notes to financial statements


                                  F-4 (Page 2 of 2)

                                  COTTON STUFF, INC.
                            NOTES TO FINANCIAL STATEMENTS

                                  DECEMBER 31, 1996





1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     NATURE OF OPERATIONS

     The Company operates exclusively as a manufacturer of casual sportswear and sells to specialty retailers throughout the United States.

     INVENTORIES

     Inventories are stated at the lower of cost (first-in, first-out method) or market.

     PROPERTY AND EQUIPMENT AND DEPRECIATION

     Property and equipment are stated at cost. Depreciation is being provided on the straight-line method over the estimated useful life of the related assets.

     Leasehold improvements are depreciated on the straight-line method over the term of the lease or estimated useful life, whichever is shorter.

     Expenditures for maintenance and repairs are charged to operations as incurred, while renewals and betterments are capitalized.

     INCOME TAXES

     The Company has elected to be taxed under the provisions of Sub-Chapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income and incurs a liability for California income taxes at a rate of 1-1/2%. The stockholders are liable for individual federal and California income taxes on their respective share of the Company's taxable income.

     USE OF ESTIMATES

     Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported revenues and expenses. Actual results could vary from the estimates that were used.


                                 F-5 (Page 1 of 6)

                                  COTTON STUFF, INC.
                            NOTES TO FINANCIAL STATEMENTS

                                  DECEMBER 31, 1996




2 -  DUE FROM FACTOR

     The Company uses a factor for working capital and credit administration purposes. Under the factoring agreement, the factor purchases substantially all trade accounts receivable and assumes substantially all credit risks with respect to such accounts. To the extent that the Company draws on funds prior to the average maturity date of accounts receivable sold to the factor, the Company pays interest on such funds. The Company is contingently liable to the factor for merchandise disputes, customer claims and the like on receivables sold to the factor. Receivables sold in excess of maximums established for each account by the factor are subject to recourse in the event of nonpayment by the customer. At December 31, 1996, items subject to such recourse were approximately $30,000. Indebtedness to the factor is collateralized by accounts receivable, a personal guarantee of the stockholders and a certificate of deposit in the amount of $150,000 pledged by one of the stockholders of the Company.


3 -  INVENTORIES

     Inventories consist of the following:

          Raw materials                                    $    87,719
          Work in process                                      216,845
          Finished goods                                       121,113
                                                           -----------

                                                           $   425,677
                                                           -----------
                                                           -----------


4 -  PROPERTY AND EQUIPMENT

     Property and equipment consist of the following:

          Machinery and equipment                          $    13,188
          Furniture and fixtures                                45,894
          Computer                                              11,570
          Computer software                                     11,380
          Automobile                                            52,206
          Leasehold improvements                                26,143
                                                           -----------
                                                               160,381
          Accumulated depreciation                              71,734
                                                           -----------

                                                           $    88,647
                                                           -----------
                                                           -----------


                                 F-5 (Page 2 of 6)

                                  COTTON STUFF, INC.
                            NOTES TO FINANCIAL STATEMENTS

                                  DECEMBER 31, 1996




5 -  ADVANCES TO STOCKHOLDERS

     Advances to stockholders are unsecured, non-interest bearing and due on demand.


6 -  NOTE PAYABLE, RELATED PARTY

     Note payable, related party is due to a corporation which is 100% owned by two of the Company's stockholders. The note is unsecured, bears interest at 10% per annum, is due 13 months after demand and is subordinated to all trade creditors until revoked. Interest on the note for the years ended December 31, 1996 and 1995 was approximately $40,000 in each year.


7 -  NOTES PAYABLE, STOCKHOLDERS

     Notes payable, stockholders, are unsecured with interest at 10% per annum, are due 13 months after demand and are subordinated to the Company's factor. A stockholder has subordinated $10,000 of his note payable to all trade creditors until revoked. Interest expense on the notes for the years ended December 31, 1996 and 1995 was approximately $20,000 in each year.


8 -  DUE TO RELATED PARTY

     Due to related party consists of advances from an entity which is 100% owned by two of the Company's stockholders. The advances are unsecured, non-interest bearing and are due on demand.


9 -  LONG-TERM DEBT

     Long-term debt consists of the following:

          Contract payable in monthly installments
          of $1,006, including interest at 10.3%
          per annum, maturing in September 1999,
          secured by automotive equipment with
          an undepreciated cost of $52,206                       $   28,797

          Current maturities                                          9,544
                                                                 ----------

                                                                 $   19,253
                                                                 ----------
                                                                 ----------


                                 F-5 (Page 3 of 6)

                                  COTTON STUFF, INC.
                            NOTES TO FINANCIAL STATEMENTS

                                  DECEMBER 31, 1996





9 -  LONG-TERM DEBT (Continued)

     Future maturities of long-term debt are as follows:

           Year Ending
           December 31,
           ------------

               1997                                 $    9,500
               1998                                     10,500
               1999                                      9,000
                                                    ----------

                                                    $   29,000
                                                    ----------
                                                    ----------


10 - ACCRUED EXPENSES AND SUNDRY LIABILITIES

     Accrued expenses and sundry liabilities consist of the following:

          Insurance                                 $   29,450
          Salaries and payroll taxes                    14,403
          Contract labor                                16,825
          Supplies                                       7,888
          Utilities                                      9,930
          Other                                         43,018
                                                    ----------

                                                    $  121,514
                                                    ----------
                                                    ----------


11 - COMMITMENTS AND CONTINGENCY

     COMMITMENTS

     The Company is committed under noncancelable operating leases for the use of its office, showroom and warehouse facilities through March 2000. The terms of the lease agreements also require the payment of various expenses incidental to the use of the properties. The Company subleases a portion of its leased premises to unrelated parties on a month-to-month basis. Total rent charged to operations for the years ended December 31, 1996 and 1995 was approximately $148,000 and $201,000, respectively, net of sublease rental income of approximately $106,000 and $54,000, respectively.


                                 F-5 (Page 4 of 6)

                                  COTTON STUFF, INC.
                            NOTES TO FINANCIAL STATEMENTS

                                  DECEMBER 31, 1996




11 - COMMITMENTS AND CONTINGENCY (Continued)

     Minimum annual lease obligations are as follows:

                                               Other
                                              Entity's
                                               Portion
                                                (See
           Year Ending          100% of      contingency
           December 31,         Leases          below)           Net
           ------------       ----------     -----------     ----------

               1997           $  366,000     $ (186,000)     $  180,000
               1998              333,000       (186,000)        147,000
               1999              333,000       (186,000)        147,000
               2000               84,000        (47,000)         37,000
                              ----------     -----------     ----------

                              $1,116,000     $ (605,000)     $  511,000
                              ----------     -----------     ----------
                              ----------     -----------     ----------


     CONTINGENCY

     The Company shares leased office and warehouse space with an unrelated entity. The Company is contingently liable to the lessor in the event of non-payment by the unrelated party. The Company is contingently liable for future rent payments of approximately $600,000 through March 2000.


12 - MAJOR CUSTOMERS

     For the year ended December 31, 1996, two customers generated sales in excess of 10% of the Company's total sales. Sales to these customers approximated $2,070,000. For the year ended December 31, 1995, one customer generated sales in excess of 10% of the Company's total sales. Sales to this customer approximated $2,550,000.

                                 F-5 (Page 5 of 6)

                                  COTTON STUFF, INC.
                            NOTES TO FINANCIAL STATEMENTS

                                  DECEMBER 31, 1996




13 - INCOME TAXES

     Income tax (provision) credit consists of the following:

                                                   Year Ended December 31,
                                                  -------------------------
                                                     1996           1995
                                                  ----------     ----------

          Currently payable state income taxes    $     (800)    $     (800)
          Overaccrual of prior year's
            state income tax provision
            when the Company was taxed
            as a C-Corporation                            -          15,400
          Other                                           89             -
                                                  ----------     ----------

                                                  $     (711)    $   14,600
                                                  ----------     ----------
                                                  ----------     ----------


14 - OTHER EXPENSE

     During the year ended December 31, 1995, the Company settled a legal dispute with two former employees. The agreed upon settlement amount, including legal fees incurred for the year ended December 31, 1995 was $92,443.


                                  F-5 (Page 6 of 6)

                                  COTTON STUFF, INC.

                                    JUNE 30, 1997






                                      I N D E X



                                                                        Page No.
                                                                        --------


UNAUDITED FINANCIAL STATEMENTS

     Balance Sheet . . . . . . . . . . . . . . . . . . . . . . . . .     F - 6

     Statement of Income and Retained Earnings . . . . . . . . . . .     F - 7

     Statement of Cash Flows . . . . . . . . . . . . . . . . . . . .     F - 8

     Statement of Cash Flows - Supplemental Information. . . . . . .     F - 8

     Notes to Financial Statements . . . . . . . . . . . . . . . . .     F - 9

                                  COTTON STUFF, INC.
                                    BALANCE SHEET

                                    JUNE 30, 1997
                                     (Unaudited)




                    ASSETS

CURRENT ASSETS
   Cash                                                           $    17,675
   Due from factor, net of unused customer
      credits (Note 2)                                                481,961
   Accounts receivable, less allowance for
      doubtful accounts of $3,000 (Note 2)                             16,911
   Inventories (Note 1)                                               356,319
   Advances to stockholders (Note 4)                                   41,000
   Other receivables                                                   13,746
   Prepaid expenses and other current assets                           64,637
                                                                  -----------

               Total Current Assets                                   992,249

PROPERTY AND EQUIPMENT, at cost, less accumulated
   depreciation (Notes 1, 3 and 8)                                     79,270

DEPOSITS                                                               17,404
                                                                  -----------

                                                                  $ 1,088,923
                                                                  -----------
                                                                  -----------
          LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Current maturities of long-term debt (Note 8)                  $     9,000
   Accounts payable                                                   191,918
   Accrued expenses and sundry liabilities                            107,537
   Due to related party (Note 7)                                       25,079
                                                                  -----------

               Total Current Liabilities                              333,534

LONG-TERM DEBT (Note 8)                                                18,163

NOTE PAYABLE, RELATED PARTY (Note 5)                                  384,778

NOTES PAYABLE, STOCKHOLDERS (Note 6)                                  200,000

COMMITMENTS AND CONTINGENCY (Note 9)

STOCKHOLDERS' EQUITY
   Common stock, no par value
      Authorized, 100,000 shares
      Issued and outstanding, 66,000 shares                           100,000
   Retained earnings                                                   52,448
                                                                  -----------

                                                                      152,448
                                                                  -----------

                                                                  $ 1,088,923
                                                                  -----------
                                                                  -----------

                                  COTTON STUFF, INC.
                      STATEMENT OF INCOME AND RETAINED EARNINGS




                                                     Six Months Ended June 30,
                                                    --------------------------
                                                        1997          1996
                                                    ------------   -----------
                                                             (Unaudited)
                                                    --------------------------
NET SALES (Notes 1 and 10)                         $ 2,121,107    $ 3,030,581

COST OF GOODS SOLD                                   1,272,664      1,843,119
                                                   -----------    -----------

GROSS PROFIT                                           848,443      1,187,462

OPERATING EXPENSES
   Selling, shipping and general
       and administrative                              814,899      1,014,280
   Interest (Notes 5 and 6)                             27,694         59,562
                                                   -----------    -----------

             Total Operating Expenses                  842,593      1,073,842
                                                   -----------    -----------

INCOME BEFORE INCOME TAXES                               5,850        113,620

PROVISION FOR INCOME TAXES (Note 1)                        800          1,550
                                                   -----------    -----------

NET INCOME                                               5,050        112,070

RETAINED EARNINGS, beginning                            47,398        181,970

DISTRIBUTIONS                                              -           66,000
                                                   -----------    -----------

RETAINED EARNINGS, ending                          $    52,448    $   228,040
                                                   -----------    -----------
                                                   -----------    -----------


NET INCOME PER SHARE                               $       .08    $      1.70

WEIGHTED AVERAGE NUMBER OF
   SHARES OUTSTANDING                                   66,000         66,000

                                  COTTON STUFF, INC.
                               STATEMENT OF CASH FLOWS

                             INCREASE (DECREASE) IN CASH

                                                                    Six Months Ended June 30,
                                                                  -----------------------------
                                                                      1997              1996
                                                                  -----------      ------------
                                                                             (Unaudited)
                                                                  -----------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                     $     5,050       $   112,070
                                                                  -----------       -----------
   Adjustments to reconcile net income to net
       cash provided (used) by operating activities:
       Depreciation                                                     9,377             9,969
       Changes in assets and liabilities
            Increase in due from factor                               (93,881)         (515,902)
            Increase in accounts receivable                           (11,836)           (3,091)
            Decrease in inventories                                    69,358           378,311
            Decrease in other receivables                              10,846            20,946
           (Increase) decrease in prepaid expenses
               and other current assets                                (3,124)           16,707
            Decrease in prepaid and recoverable
               income taxes                                               800             7,200
            Decrease in other assets                                   11,000             5,366
            Increase (decrease) in accounts payable                    48,015          (176,134)
           (Decrease) increase in accrued expenses
               and sundry liabilities                                 (13,977)           22,300
                                                                  -----------       -----------

               Total Adjustments                                       26,578          (234,328)
                                                                  -----------       -----------

               Net Cash Provided (Used) by
                  Operating Activities                                 31,628          (122,258)

CASH FLOWS FROM FINANCING ACTIVITIES
    Payments on long-term debt                                         (1,634)           (4,768)
   (Decrease) increase in due to related party                        (27,976)          202,117
    Distributions to stockholders                                         -             (66,000)
                                                                  -----------       -----------

               Net Cash (Used) Provided by
                  Financing Activities                                (29,610)          131,349
                                                                  -----------       -----------

NET INCREASE IN CASH                                                    2,018             9,091

CASH, beginning                                                        15,657             7,361
                                                                  -----------       -----------

CASH, ending                                                      $    17,675       $    16,452
                                                                  -----------       -----------
                                                                  -----------       -----------

                                  F-8 (Page 1 of 2)

                                  COTTON STUFF, INC.
                  STATEMENT OF CASH FLOWS - SUPPLEMENTAL INFORMATION





                                                    Six Months Ended June 30,
                                                   ---------------------------
                                                       1997           1996
                                                   -------------   -----------
                                                            (Unaudited)
                                                   ---------------------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Cash paid during the period for:
     Interest                                      $    27,694    $    59,562
     Income taxes                                          800            -



                                  F-8 (Page 2 of 2)

                                  COTTON STUFF, INC.
                            NOTES TO FINANCIAL STATEMENTS

                                    JUNE 30, 1997

                                     (UNAUDITED)




1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     UNAUDITED FINANCIAL STATEMENTS

     The financial information included herein is unaudited; however, the information reflects all adjustments (consisting solely of normal recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of the financial position, results of operations and cash flows for the interim periods.

     NATURE OF OPERATIONS

     The Company operates exclusively as a manufacturer of casual sportswear and sells to specialty retailers throughout the United States.

     INVENTORIES

     Inventories at June 30, 1997 are calculated based upon a gross profit percentage estimated by management.

     PROPERTY AND EQUIPMENT AND DEPRECIATION

     Property and equipment are stated at cost. Depreciation is being provided on the straight-line method over the estimated useful life of the related assets.

     Leasehold improvements are depreciated on the straight-line method over the term of the lease or estimated useful life, whichever is shorter.

     Expenditures for maintenance and repairs are charged to operations as incurred, while renewals and betterments are capitalized.

     INCOME TAXES

     The Company has elected to be taxed under the provisions of Sub-Chapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income and incurs a liability for California income taxes at a rate of 1-1/2%. The stockholders are liable for individual federal and California income taxes on their respective share of the Company's taxable income.

     The provision for income taxes represents primarily currently payable state taxes.

                                   F-9 (Page 1 of 5)

                                  COTTON STUFF, INC.
                            NOTES TO FINANCIAL STATEMENTS

                                    JUNE 30, 1997

                                     (UNAUDITED)




1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

     USE OF ESTIMATES

     Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported revenues and expenses. Actual results could vary from the estimates that were used.


2 -  DUE FROM FACTOR

     The Company uses a factor for working capital and credit administration purposes. Under the factoring agreement, the factor purchases substantially all trade accounts receivable and assumes substantially all credit risks with respect to such accounts. To the extent that the Company draws on funds prior to the average maturity date of accounts receivable sold to the factor, the Company pays interest on such funds. The Company is contingently liable to the factor for merchandise disputes, customer claims and the like on receivables sold to the factor. Receivables sold in excess of maximums established for each account by the factor are subject to recourse in the event of nonpayment by the customer. At June 30, 1997, items subject to such recourse were not significant. Indebtedness to the factor is collateralized by accounts receivable and a personal guarantee of the stockholders.


3 -  PROPERTY AND EQUIPMENT

     Property and equipment consist of the following:

          Machinery and equipment                            $    13,188
          Furniture and fixtures                                  45,894
          Computer                                                11,570
          Computer software                                       11,380
          Automobile                                              52,206
          Leasehold improvements                                  26,143
                                                             -----------
                                                                 160,381
          Accumulated depreciation                                81,111
                                                             -----------

                                                             $    79,270
                                                             -----------
                                                             -----------

                                   F-9 (Page 2 of 5)

                                  COTTON STUFF, INC.
                            NOTES TO FINANCIAL STATEMENTS

                                    JUNE 30, 1997

                                     (UNAUDITED)



4 -  ADVANCES TO STOCKHOLDERS

     Advances to stockholders are unsecured, non-interest bearing and due on demand.


5 -  NOTE PAYABLE, RELATED PARTY

     Note payable, related party is due to a corporation which is 100% owned by two of the Company's stockholders. The note is unsecured, bears interest at 10% per annum, is due 13 months after demand and is subordinated to all trade creditors until revoked. Interest on the note for the six months ended June 30, 1997 and 1996 approximates $20,000 in each period.


6 -  NOTES PAYABLE, STOCKHOLDERS

     Notes payable, stockholders, are unsecured, with interest at 10% per annum, are due 13 months after demand and are subordinated to the Company's factor. A stockholder has subordinated $10,000 of his note payable to all trade creditors until revoked. Interest expense on the notes for the six months ended June 30, 1997 and 1996 approximates $10,000 in each period.


7 -  DUE TO RELATED PARTY

     Due to related party consists of advances from an entity which is 100% owned by two of the Company's stockholders. The advances are unsecured, non-interest bearing and are due on demand.


8 -  LONG-TERM DEBT

     Long-term debt consists of the following:

          Contract payable in monthly installments
          of $1,006, including interest at 10.3%
          per annum, maturing in September 1999,
          secured by automotive equipment with
          an undepreciated cost of $52,206                    $   27,163

          Current maturities                                       9,000
                                                              ----------

                                                              $   18,163
                                                              ----------
                                                              ----------

                                   F-9 (Page 3 of 5)

                                  COTTON STUFF, INC.
                            NOTES TO FINANCIAL STATEMENTS

                                    JUNE 30, 1997

                                     (UNAUDITED)




8 -  LONG-TERM DEBT (Continued)

     Future maturities of long-term debt are as follows:

               Year Ending
               December 31,
               ------------

                 1997 (Six months)                            $    7,500
                 1998                                             10,500
                 1999                                              9,000
                                                              ----------

                                                              $   27,000
                                                              ----------
                                                              ----------


9 -  COMMITMENTS AND CONTINGENCY

     COMMITMENTS

     The Company is committed under noncancelable operating leases for the use of its office, showroom and warehouse facilities through March 2000. The terms of the lease agreements also require the payment of various expenses incidental to the use of the properties. The Company subleases a portion of its leased premises to unrelated parties on a month-to-month basis. Total rent charged to operations for the six months ended June 30, 1997 and 1996 was approximately $83,000 and $80,000, respectively, net of sublease rental income of approximately $23,000 and $35,000, respectively.

     Minimum annual lease obligations are as follows:

                                                Other
                                               Entity's
                                               Portion
                                                (See
     Year Ending                   100%      contingency
     December 31,               of Leases       below)           Net
     ------------               ----------   -----------     ----------

         1997 (Six months)      $  176,000     $ (93,000)    $   83,000
         1998                      333,000      (186,000)       147,000
         1999                      333,000      (186,000)       147,000
         2000                       84,000       (47,000)        37,000
                                ----------    ----------     ----------

                                $  926,000    $  512,000     $  414,000
                                ----------    ----------     ----------
                                ----------    ----------     ----------


                                   F-9 (Page 4 of 5)

                                  COTTON STUFF, INC.
                            NOTES TO FINANCIAL STATEMENTS

                                    JUNE 30, 1997

                                     (UNAUDITED)




9 -  COMMITMENTS AND CONTINGENCY (Continued)

     CONTINGENCY

     The Company shares leased office and warehouse space with an unrelated entity. The Company is contingently liable to the lessor in the event of non-payment by the unrelated party. The Company is contingently liable for future rent payments of approximately $500,000 through March 2000.


10 - MAJOR CUSTOMERS

     For the six months ended June 30, 1997, approximately 20% of the Company's sales were to two customers. For the six months ended June 30, 1996, approximately 45% of the Company's sales were to three customers.


                                 F-9 (Page 5 of 5)

                         PACIFIC COAST APPAREL COMPANY, INC.
             PREFACE TO UNAUDITED PRO-FORMA COMBINED FINANCIAL STATEMENTS






The unaudited pro-forma combined financial statements as of June 30, 1997 and for the six months then ended and for the year ended December 31, 1996 give effect to the acquisition by Pacific Coast Apparel Company, Inc. of certain assets of Cotton Stuff, Inc. as if such acquisition had occurred as of and for the periods indicated above.

The source of the historical financial statements is as follows:

     June 30, 1997 and the six months then ended - Unaudited historical financial statements for each Company as of and for the dates indicated.
     Note: Due to the different fiscal year-ends of the two Companies, in the opinion of management, pro-forma financial information for the six months ended June 30, 1997 is the most meaningful presentation.

     Year ended December 31, 1996: Pacific Coast Apparel Company, Inc. - Audited historical financial statements for the year ended September 30, 1996 (in the opinion of management, the difference in fiscal year-ends of the Companies does not cause any significant distortion).

     Cotton Stuff, Inc. - Audited historical financial statements for the year ended December 31, 1996.

These unaudited pro-forma combined financial statements should be read in conjunction with the related historical financial statements used in the preparation of such pro-forma statements. The pro-forma information is not necessarily indicative of the results that would have been attained had the above transaction occurred at an earlier date, nor is it indicative of future results.

                         PACIFIC COAST APPAREL COMPANY, INC.
                           PRO-FORMA COMBINED BALANCE SHEET

                                    JUNE 30, 1997
                                     (UNAUDITED)


                                                        Pacific
                                                         Coast
                                                        Apparel        Cotton
                                                        Company,        Stuff,       Pro-forma      Pro-forma
                                                          Inc.           Inc.       Adjustments      Adjusted
                                                       ---------      ---------     -----------     ---------
               ASSETS

CURRENT ASSETS
   Cash                                               $    20,983    $    17,675    $       -      $    38,658
   Short-term investments                               1,450,830            -         (475,000)       975,830
   Due from factors                                        93,498        481,961            -          575,459
   Inventories                                          1,067,964        356,319            -        1,424,283
   Prepaid expenses and other current assets              132,899         95,294            -          228,193
   Advances to stockholders                                   -           41,000        (41,000)           -
                                                      -----------    -----------    -----------    -----------

           Total Current Assets                         2,766,174        992,249       (516,000)     3,242,423

PROPERTY AND EQUIPMENT, at cost, net of
   accumulated depreciation                               156,175         79,270        (34,170)       201,275

OTHER ASSETS                                               78,312         17,404         (5,554)        90,162
                                                      -----------    -----------    -----------    -----------

                                                      $ 3,000,661    $ 1,088,923    $  (555,724)   $ 3,533,860
                                                      -----------    -----------    -----------    -----------
                                                      -----------    -----------    -----------    -----------

   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Accounts payable                                   $   451,541    $   191,918    $       -      $   643,459
   Other current liabilities                              178,421        107,537            -          285,958
   Loan payable, stockholder                                6,899         25,079        (25,079)         6,899
                                                      -----------    -----------    -----------    -----------

           Total Current Liabilities                      636,861        324,534        (25,079)       936,316

LONG-TERM DEBT                                              2,049        611,941       (611,941)         2,049

NEGATIVE GOODWILL                                             -              -          233,744        233,744

STOCKHOLDERS' EQUITY
   Preferred stock
      Authorized, 600,000 shares (A)                          -              -              -              -
      No shares outstanding (A)
   Common stock, no par value
      Authorized, 10,000,000 shares (A)
      Issued and outstanding 2,954,000 shares (A)       5,777,163        100,000       (100,000)     5,777,163
   Additional paid-in capital                             162,500            -              -          162,500
   Deficit                                             (3,577,912)        52,448        (52,448)    (3,577,912)
                                                      -----------    -----------    -----------    -----------

                                                        2,361,751        152,448       (152,448)     2,361,751
                                                      -----------    -----------    -----------    -----------

                                                      $ 3,000,661    $ 1,088,923    $  (555,724)   $ 3,533,860
                                                      -----------    -----------    -----------    -----------
                                                      -----------    -----------    -----------    -----------


(A) Information for preferred and common shares relates to Pacific Coast Apparel Company, Inc.

                         PACIFIC COAST APPAREL COMPANY, INC.
                      PRO-FORMA COMBINED STATEMENT OF OPERATIONS

                            SIX MONTHS ENDED JUNE 30, 1997
                                     (UNAUDITED)



                                                        Pacific
                                                         Coast
                                                        Apparel         Cotton
                                                        Company,        Stuff,       Pro-forma     Pro-forma
                                                          Inc.           Inc.       Adjustments     Adjusted
                                                      -----------    -----------    -----------    -----------
NET SALES                                            $   574,419    $ 2,121,107    $       -      $ 2,695,526

COST OF GOODS SOLD                                       453,545      1,272,664            -        1,726,209
                                                     -----------    -----------    -----------    -----------

GROSS PROFIT                                             120,874        848,443            -          969,317

OPERATING EXPENSES
   Selling, shipping and general
       and administrative                              1,239,471        814,899        (95,000)     1,959,370
   Interest (income) expense                             (31,197)        27,694        (30,000)       (33,503)
                                                     -----------    -----------    -----------    -----------

                                                       1,208,274        842,593       (125,000)     1,925,867
                                                     -----------    -----------    -----------    -----------

(LOSS) INCOME BEFORE INCOME TAXES                     (1,087,400)         5,850        125,000       (956,550)

PROVISION FOR INCOME TAXES                                (1,600)          (800)           -           (2,400)
                                                     -----------    -----------    -----------    -----------

NET (LOSS) INCOME                                    $(1,089,000)   $     5,050    $   125,000    $  (958,950)
                                                     -----------    -----------    -----------    -----------
                                                     -----------    -----------    -----------    -----------



NET (LOSS) INCOME PER SHARE                          $     (0.37)   $      0.08                   $     (0.32)

WEIGHTED AVERAGE NUMBER OF COMMON
   SHARES OUTSTANDING                                  2,961,000         66,000                     2,961,000



                                  P-3 (Page 1 of 2)

                         PACIFIC COAST APPAREL COMPANY, INC.
                      PRO-FORMA COMBINED STATEMENT OF OPERATIONS

                             YEAR ENDED DECEMBER 31, 1996
                                     (UNAUDITED)


                                                        Pacific
                                                         Coast
                                                        Apparel        Cotton
                                                        Company,        Stuff,       Pro-forma      Pro-forma
                                                          Inc.           Inc.       Adjustments     Adjusted
                                                      -----------    -----------    -----------    -----------
NET SALES                                            $   221,181    $ 5,185,744    $       -      $ 5,406,925

COST OF GOODS SOLD                                       182,709      3,134,936            -        3,317,645
                                                     -----------    -----------    -----------    -----------

GROSS PROFIT                                              38,472      2,050,808            -        2,089,280

OPERATING EXPENSES
   Selling, shipping and general
       and administrative                              1,677,036      1,953,383       (165,000)     3,465,419
   Interest expense                                      186,028        135,136        (60,000)       261,164
                                                     -----------    -----------    -----------    -----------

                                                       1,863,064      2,088,519       (225,000)     3,726,583
                                                     -----------    -----------    -----------    -----------

LOSS BEFORE INCOME TAXES                              (1,824,592)       (37,711)       225,000     (1,637,303)

PROVISION FOR INCOME TAXES                                (2,336)          (711)           -           (3,047)
                                                     -----------    -----------    -----------    -----------

NET LOSS                                             $(1,826,928)   $   (38,422)   $       -      $(1,640,350)
                                                     -----------    -----------    -----------    -----------
                                                     -----------    -----------    -----------    -----------



NET LOSS PER SHARE                                   $     (0.99)   $     (0.58)                  $     (0.89)

WEIGHTED AVERAGE NUMBER OF COMMON
   SHARES OUTSTANDING                                  1,850,000         66,000                     1,850,000


                                P-3 (Page 2 of 2)

                         PACIFIC COAST APPAREL COMPANY, INC.
              NOTES TO UNAUDITED PRO-FORMA COMBINED FINANCIAL STATEMENTS





1 - On August 22, 1997, the Company agreed to purchase certain assets of Cotton
    Stuff, Inc. for $475,000. The Company agreed to purchase trade and factored accounts receivable, inventories, certain property and equipment and certain intangible assets. In addition, the Company assumed certain trade payables. The Company did not assume Cotton Stuff, Inc.'s loan payable, stockholder nor other related party debt which has been reflected as part of the pro-forma adjustments. The excess of the net assets acquired, less the assumed liabilities and the purchase price has been reflected on the pro-forma balance sheet as negative goodwill.


2 - The pro-forma adjustments in the pro-forma combined statement of operations for the six months ended June 30, 1997 and for the year ended December 31, 1996 represent estimated operating expense reductions for interest, rent, salaries and other expenses that would not have been incurred if the acquisition had occurred at an earlier date for the periods indicated above.



                                         P-4